STAGECOACH FUNDS, INC.

                        Supplement dated August 31, 1998
                               to the Prospectuses
                              dated August 1, 1998
            describing the Class A, Class B and Class C shares of the
                      Growth and Strategic Growth Funds and
                the Institutional Class shares of the Growth Fund


     Effective August 31, 1998, Allen Ayvazian is no longer a portfolio manager for the day to day operation of the Growth Fund. Ms. Kelli Hill is solely responsible in that capacity for the Fund.

     For the Strategic Growth Fund, the "Permitted Investments" section is supplemented to state that, under normal market conditions, the Strategic Growth Fund invests "at least 65% of our assets in companies whose market capitalization at the time we buy their stock is within the capitalization range of the companies listed on the Russell MidCap Index... ."




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                        Supplement dated August 31, 1998
                   to the Statements of Additional Information
                              dated August 1, 1998
            describing the Class A, Class B and Class C shares of the
                 Equity, Equity Index and Allocation Funds, and
               the Institutional Class shares of the Equity Funds



     The   Statements  of  Additional   Information   as  described   above  are
supplemented under the heading "Additional Investment Policies, Other Investment Companies" as follows:

     The Funds may invest in shares of other investment companies up to the limits prescribed in Section 12(d) of the 1940 Act....


     The  Statements  of  Additional   Information   for  the  Growth  Fund  are
supplemented under the heading "Management, Portfolio Managers" to remove reference to Allen Ayvazian as portfolio manager of the Growth Fund, and to refer to Ms. Kelli Hill as the portfolio manager of the Fund.